                                                                  EXHIBIT 10.22B

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 21, 1999 by and among BJ'S WHOLESALE CLUB, INC., BANK ONE, NA formerly known as THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., FLEET NATIONAL BANK, FIRST UNION NATIONAL BANK, PNC BANK, NATIONAL ASSOCIATION AND GENERAL ELECTRIC CREDIT CORPORATION.

                                   RECITALS
                                   --------

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

          WHEREAS, the Credit Agreement has been amended by that certain First Amendment to Credit Agreement dated as of December 19, 1997 (the "First Amendment"); and

          WHEREAS, the parties hereto desire to further amend the Credit Agreement on the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Amendment to Credit Agreement.  Subject to the terms and conditions set
     -----------------------------
forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter
         ---------
defined), the Credit Agreement is hereby amended as follows:

     (i) Article I of the Credit Agreement is hereby amended by adding the definition "Business Trust" subsequent to the definition of "Business Day" in such Article, which new definition shall read as follows:

          "Business Trust" means a to be formed business investment trust organized under the laws of one of the states of the United States of America with constitutive documents containing terms and conditions reasonably acceptable to the Agent and which is a Wholly Owned Subsidiary of the Borrower.

     (ii) Article I of the Credit Agreement is hereby amended by deleting the definition of "Loan Documents" in such Article and inserting the following in its stead:

          "Loan Documents" means this Agreement, the Notes, the Facility Letters of Credit and any guarantees executed by any Subsidiaries of the Borrower in favor of the Agent for the benefit of the Lenders.

   (iii) Article I of the Credit Agreement is hereby amended by amending the definition of "Permitted Investments" in such Article by deleting the number "$25,000,000" in clauses (vii), (viiii), (ix) and (x) thereof and inserting the number "$50,000,000" in its stead.

    (iv) Article I of the Credit Agreement is hereby amended by amending the definition of "Permitted Investments" in such Article by deleting the word "and" at the end of clause (ix) thereof, deleting the period (".") at the end of clause (x) thereof and inserting a semi-colon (";") therein and by inserting a new clause (xi) at the end of such definition which shall read as follows:

               and (xi) money market mutual funds with an average maturity of not more than 270 days which invest primarily in corporate or governmental debt securities and which debt securities have a rating equal to or better than the applicable rating for such securities set forth in clauses
          (ii), (vi), (ix) or (x) above.

    (v) Article I of the Credit Agreement is hereby amended by amending the definition of "Real Estate Subsidiary" in such Article by adding the words "or any Wholly Owned Subsidiary" after the word "Borrower" in clauses (A) and (C) thereof.

    (vi) Article I of the Credit Agreement is hereby amended by adding the definition "Trademark Subsidiary Promissory Note" subsequent to the definition of "Trademark Subsidiaries" in such Article which new definition shall read as follows:

          "Trademark Subsidiary Promissory Note" means that certain subordinated Promissory Note in the form of Attachment A hereto issued by the Borrower in favor of the Business Trust (as assignee of BJ's Northeast Operating Company) in the aggregate principal amount not to exceed $650,000,000 and dated not later than September 30, 1999.

    (vii) Section 6.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in its stead:

               6.10 Dividends. The Borrower will not, nor will it
                    ---------
               permit any Subsidiary to, declare or pay any dividends on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that (i) any Subsidiary may declare and pay dividends to the Borrower or to a Wholly-Owned Subsidiary and (ii) the Borrower may (a) repurchase for cash shares of common stock issued under the Borrower's 1997 Replacement Stock Incentive Plan, 1997 Stock Incentive Plan or the 1997 Director Stock Option Plan, as from time to time in effect, provided that the aggregate amount of repurchases permitted by this clause (a) shall not exceed $2,000,000 in the aggregate during the term of this Agreement and (b) so long as prior to and after giving effect thereto no Default or Unmatured Default shall exist, repurchase shares of its common stock in a so-called open market purchase program or similar transaction; provided that the aggregate amount of repurchases permitted by this clause (b) shall not exceed
          (A) Fifty Million Dollars ($50,000,000) in the aggregate during the term of this Agreement, plus (B) an amount equal to fifty percent (50%) of Net Income, on an aggregate basis, for the period commencing January 30, 1998 and ending on the last day of the fiscal quarter immediately prior to the proposed repurchase less (C) an amount equal to the aggregate amount of money previously expended by Borrower or any of its Affiliates to repurchase, acquire or redeem shares of its capital stock pursuant to clause (a) of this
          Section 6.10.

   (viii) Section 6.11 of the Credit Agreement is hereby amended by deleting the reference to "$75,000,000" in the third sentence of clause (vii) thereof and inserting "$50,000,000" in its stead.

   (ix) Section 6.11 of the Credit Agreement is hereby amended by deleting clause (x) thereof and insert the following in its stead:

               (x) Indebtedness owed by the Borrower to any Wholly Owned Subsidiary (i) existing on July 31, 1999 in an aggregate amount not greater than $200,000,000 or (ii) incurred subsequent to July 31, 1999 and subordinated to the Obligations upon terms and conditions reasonably satisfactory to Agent in its reasonable discretion.

   (x) Section 6.11 of the Credit Agreement is hereby amended by renumbering the current clause (xii) as clause (xiv) thereof and inserting a new clause
(xii) and a new clause (xiii) which shall read as follows:

               (xii) Indebtedness, at any time outstanding, of the Borrower or any Real Estate Subsidiary owed to any Real Estate Subsidiary which indebtedness was incurred in connection with the financing of real property of the Borrower or such Real Estate Subsidiary in an amount not to exceed $75,000,000 in the aggregate and which, if incurred after July 31, 1999, is subordinated to the Obligations upon terms and conditions satisfactory to the Agent in its reasonable discretion.

               (xiii) Indebtedness owed by any Wholly Owned
          Subsidiary(s) to the Borrower or any other Wholly Owned
          Subsidiary(s) in an aggregate amount not in excess of $50,000,000.

     (xi) Section 6.15(a)(i) of the Credit Agreement is hereby amended by (A) deleting the words "made prior to the Effective Date and" in such clause where it appears and (B) substituting a new Schedule "2" thereto in the form attached hereto as Attachment A hereto.

     (xii) Section 6.15(a) of the Credit Agreement is hereby amended by deleting clause (ix) thereof and inserting the following in its stead:

               (ix) Investments made by the Borrower, any Real Estate Subsidiary or any Trademark Subsidiary in any Real Estate Subsidiary, so long as, for any such Real Estate Subsidiary receiving Investments, the sum of such Investments plus any other Indebtedness of such Real Estate Subsidiary does not exceed 105% of the acquisition cost of the real estate owned by such Real Estate Subsidiary.

     (xiii) Section 6.15(a) of the Credit Agreement is hereby amended by renumbering the current clause (xiv) as clause (xv) thereof and inserting new clause (xiv) which shall read as follows:

               (xiv) (A) Creation of the Business Trust and
          Investments in the Business Trust consisting of (1) the Trademark Subsidiary Promissory Note, (2) the assets used in the ownership and/or operation of the Borrower's business in Maine and New Hampshire, (3) the stock of Natick Realty, Inc. and (4) Indebtedness of the Borrower or its Subsidiaries owed to the Borrower or its Subsidiaries in an aggregate amount not greater than that permitted pursuant to
          Section 6.11(a)(xiii) hereof and (B) Investments in one Wholly Owned Subsidiary of the Borrower consisting solely of
          (1) intellectual property with an aggregate book value of not greater than $650,000,000, (2) cash in an amount not greater than $10,000,000 and (3) Indebtedness of the Borrower or its Subsidiaries owed to the Borrower or its Subsidiaries in an aggregate amount not greater than that permitted pursuant to Section 6.11(a)(xiii) hereof.


     (xiv) Section 6.18 of the Credit Agreement is hereby amended by inserting the following words after the word "Documents" at the end of such Section:

          or make any amendment, waiver, cancellation, termination or modification to the Trademark Subsidiary Promissory Note except with the consent of the Agent which consent shall not be unreasonably withheld. The parties agree that the Agent shall consent to amendments to the Trademark Subsidiary Promissory Note, on one or more occasions, to provide for inclusion in the definition of "Senior Debt" in the Trademark Subsidiary Promissory Note other indebtedness which the Borrower is allowed to incur under Section 6.11 hereof and which the Borrower elects to designate as "Senior Debt" solely for purposes of the Trademark Subsidiary Promissory Note and to make conforming changes in the Trademark Subsidiary Promissory Note as is reasonably necessary to implement the inclusion of other obligations of the Borrower in the definition of "Senior Debt". The form of any such amendment shall be reasonably satisfactory to the Agent.

     (xv) Section 6.21 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in its stead:


               6.21. Subsidiary Guaranties. (a) If the Subsidiaries (other than the Real Estate Subsidiaries, Trademark Subsidiary and the Business Trust) have assets which in the aggregate have a book value equal to or greater than twenty-five percent (25%) of an amount equal to (i) the book value of the Borrower's total consolidated assets and less (ii) the book value of real estate owned by the Real Estate Subsidiaries, each determined on a consolidated basis as at the end of any fiscal quarter, the Borrower shall cause all Subsidiaries other than the Real Estate Subsidiaries to deliver to the Agent, on behalf of the Lenders, within 30 days after the end of any such fiscal quarter (i) an executed guaranty in substantially the form attached hereto as Exhibit "I" or a joinder agreement in substantially the form attached to such guaranty and (ii) an opinion of counsel to such Subsidiaries that such guaranty has been duly executed and delivered and is a legal, valid and binding obligation of such Subsidiaries enforceable in accordance with its terms (subject to customary exceptions). If any Subsidiary (other than a Real Estate Subsidiary, Trademark Subsidiary or the Business Trust) has assets which in the aggregate have a book value equal to or greater than fifteen percent (15%) of an amount equal to (i) the book value of the Borrower's total consolidated assets and less
          (ii) the book value of real estate owned by the Real Estate Subsidiaries, each determined on a consolidated basis as at the end of any fiscal quarter, the Borrower shall cause such Subsidiary to deliver to the Agent, on behalf of the Lenders, within 30 days after the end of any such fiscal quarter (i) an executed guaranty substantially in the form attached hereto as Exhibit I or a joinder agreement substantially in the form attached to such guaranty and (ii) an opinion of counsel to such Subsidiary that such guaranty has been duly executed and delivered and is a legal, valid and binding obligation of such Subsidiary enforceable in accordance with its terms (subject to customary exceptions).

               (b) The Business Trust shall, within thirty (30) days of its formation (i) execute and deliver to the Agent, for the benefit of the Lenders, a guarantee in the form of
          Exhibit I hereto and such guarantee shall be valid and binding upon the Business Trust and shall be in full force and effect and (ii) deliver to the Agent for the benefit of the Lenders an opinion of counsel to the Business Trust that the guaranty has been duly executed and delivered and is the legal, valid and binding obligation of the Business Trust enforceable in accordance with its terms (subject to customary exceptions).


2.   Conditions.  The effectiveness of the amendments stated in this Amendment
     ----------
is subject to on or prior to the Effective Time, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to Required Lenders:

          (i)   Amendment.  This Amendment shall have been duly executed by the
                ---------
     Required Lenders and the Borrower and delivered to Agent.

          (ii)  No Default.  No Default or Event of Default under the Credit
                ----------
     Agreement, as amended hereby, shall have occurred and be continuing.

          (iii) Warranties and Representations.  The warranties and
                 ------------------------------
     representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

          (iv)  Guaranty. Each Trademark Subsidiary and the Subsidiary (known as
                --------
     BJ's PA Distribution Center, Inc.) holding the equity interest in the Business Trust shall have executed and delivered to the Agent for the benefit of the Lenders a guaranty in the form of Exhibit I to the Credit Agreement and such guaranty shall be valid and binding upon each such Subsidiary and be in full force and effect.

          (v)   Opinion. The Borrower shall have delivered to the Agent for the
                -------
     benefit of the Lenders an opinion of counsel to the Trademark Subsidiaries that the guaranties executed pursuant to clause (iv) of this section have been duly executed and delivered and are the legal, valid and binding obligation of each such Subsidiary enforceable in accordance with its terms (subject to customary exceptions).

The date on which all of the above events have occurred is the "Effective Time". If the Effective Time has not occurred by September 30, 1999, this Amendment shall be of no force and effect.

3.   Continuing Credits.  Notwithstanding this Amendment, the Loans owing to
     ------------------
Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.

4.   Waivers.
     -------

     The Requisite Lenders hereby waive compliance by the Borrower of the restrictions set forth in (i) Sections 6.13, 6.15 and 6.17 solely to the extent that each of the following shall have occurred no more frequently than once and prior to April 30, 2000: (A) contribution of cash and intellectual property and having a book value not in excess of $10,000,000 into a new Wholly Owned Subsidiary known as Strathmore Partners LP, (B) issuance by Borrower of the Trademark Subsidiary Promissory Note to BJ's Northeast Operating Company in exchange for all of the equity interests owned by BJ's Northeast Operating Company in such new Wholly Owned Subsidiary, (C) revaluation of the intellectual property owned by such new Wholly Owned Subsidiary to an amount not in excess of $650,000,000, (D) transfer of the equity interests of the Business Trust by BJ's Northeast Operating Company to BJ's PA Distribution Center, Inc., (E) transfer of the Trademark Subsidiary Promissory Note from BJ's Northeast Operating Company to the Business Trust, (F) the merger of BJ's Northeast Operating Company into BJ's PA Distribution Center, Inc., (G) the contribution by Borrower of Natick Realty, Inc. and its Subsidiaries to BJ's PA Distribution Center, Inc. and (H) the contribution by BJ's PA Distribution Center, Inc. of Natick Realty, Inc. and its Subsidiaries to the Business Trust and (ii) Section 6.4 solely to the extent of the contribution by BJ's Northeast Operating Company to the capital of the Business Trust of the operations of its stores in Maine and New Hampshire.

     The waiver by the Requisite Lenders under the Credit Agreement as described in the immediately preceding paragraph shall not operate as a waiver of (i) any other right, power or remedy of the Lenders under the Credit Agreement, or (ii) any other Event of Default under the Credit Agreement. This waiver is only applicable and shall be only effective in this specific instance for the above transactions which shall occur on the Effective Date and for the specific purpose for which made or given.

5.   Miscellaneous.
     -------------

     (a)  Captions.  Section captions used in this Amendment are for convenience
          --------
only, and shall not affect the construction of this Amendment.

     (b)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
          -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     (c)  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     (d)  Successors and Assigns.  This Amendment shall be binding upon, and
          ----------------------
shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns.

     (e)  References.  Any reference to the Credit Agreement contained in any
          ----------
notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

     (f)  Continued Effectiveness.  Notwithstanding anything contained herein,
          -----------------------
the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remain in full force and effect.

     (g)  Costs and Expenses. Borrower affirms and acknowledges that Section 9.7
          ------------------
of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

6.   Representations and Warranties.  The Borrower represents and warrants to
     ------------------------------
Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Time. The Borrower represents and warrants to Agent and Lenders that, except as contemplated hereby, no Subsidiaries of the Borrower are required to execute Subsidiary Guaranties pursuant to Section 6.21 of the Credit Agreement, as amended hereby.

                            [signature pages follow]

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                              BJ'S WHOLESALE CLUB, INC.

                              By: /s/ Arthur T. Silk, Jr.
                                 ---------------------------------------

                              Print Name: Arthur T. Silk, Jr.
                                         -------------------------------
                              Title: Vice President and Treasurer
                                    ------------------------------------


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:_______________________________________

                              Print Name: John D. Runger
                              Title: Managing Director

                              BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By: ______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By:_______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FIRST UNION NATIONAL BANK

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                              BJ'S WHOLESALE CLUB, INC.

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By: /s/ Vincent R. Henchek
                                 ---------------------------------------

                              Print Name: VINCENT R. HENCHEK
                                         -------------------------------
                              Title: VICE PRESIDENT
                                    ------------------------------------

                              BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By: ______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By:_______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FIRST UNION NATIONAL BANK

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.


                              BJ'S WHOLESALE CLUB, INC.

                              By:
                                  --------------------------------------

                              Print Name:
                                          ------------------------------
                              Title:
                                     -----------------------------------


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:
                                  --------------------------------------

                              Print Name: John D. Runger
                              Title: Managing Director


                              BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By: /s/ Susan L. Pardus-Galland
                                  --------------------------------------

                              Print Name: Susan L. Pardus-Galland
                                          ------------------------------
                              Title: Vice President
                                     -----------------------------------


                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By:
                                  --------------------------------------

                              Print Name:
                                          ------------------------------

                              Title:
                                     -----------------------------------


                              FIRST UNION NATIONAL BANK

                              By:
                                  --------------------------------------

                              Print Name:
                                          ------------------------------

                              Title:
                                     -----------------------------------

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                              BJ'S WHOLESALE CLUB, INC.

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________

                              BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By: ______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By: /s/ Thomas J. Bullard
                                  ---------------------------------------

                              Print Name: THOMAS J. BULLARD
                                         -------------------------------
                              Title: VICE PRESIDENT
                                    ------------------------------------

                              FIRST UNION NATIONAL BANK

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                              BJ'S WHOLESALE CLUB, INC.

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:_______________________________________

                              Print Name: John D. Runger
                              Title: Managing Director

                              BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By: ______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By:_______________________________________

                              Print Name: ______________________________
                              Title: ___________________________________

                              FIRST UNION NATIONAL BANK

                              By: /s/ Martha M. Winters
                                 ---------------------------------------

                              Print Name: MARTHA M. WINTERS
                                         -------------------------------
                              Title: AVP
                                    ------------------------------------

                              PNC BANK, NATIONAL ASSOCIATION

                              By: /s/ Donald V. Davis
                                 ---------------------------------------

                              Print Name: Donald V. Davis
                                         -------------------------------
                              Title: Vice President
                                    ------------------------------------


                              GENERAL ELECTRIC CREDIT
                              CORPORATION

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________

                              PNC BANK, NATIONAL ASSOCIATION

                              By:_______________________________________

                              Print Name:_______________________________
                              Title:____________________________________


                              GENERAL ELECTRIC CREDIT
                              CORPORATION

                              By: /s/ Robert M. Kadlick
                                 ---------------------------------------

                              Print Name: ROBERT M. KADLICK
                                         -------------------------------
                              Title: DULY AUTHORIZED SIGNATORY
                                    ------------------------------------